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  FORM 1 BUSINESS CORPORATIONS ACT / FORMULE NUMERO 1 LOI SUR LES COMPAGNIES

For Ministry Use Only                              Ontario Corporation Number
A l'usage exclusif du ministre                Numero de la compagnie en Ontario
                                              ---------------------------------
                                                             1429280
Ministry of                       Ministere de
Consumer and                      la Consommation
Commercial Relations              et du Commerce
CERTIFICATE                       CERTIFICAT
This is to certify that these     Ceci certifie que les presents
articles are effective on         statuts entrent en vigueur le

                                          Trans    Line          Comp   Method
   JULY 13 JUILLET, 2000                  Code      No.   Stat   Type   Incorp.
-----------------------------             /A/      /0/    /D/    /A/      /3/
                                           18      20     28     29       30

                                                   Notice
                                          Share     Req'd          Jurisdiction
           [ILLEGIBLE]                      /S/      /N/           ONTARIO
       Director/Directeur                    31       32           33
   Business Corporations Act/
Loi sur les societes par actions

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                                ARTICLES OF INCORPORATION
                                  STATUTS CONSTITUTIFS


1.  The name of the corporation is:       Denomination sociale de la compagnie:
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             E Q U I L A R    C A P I T A L    C O R P O R A T I O N
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2.  The address of the registered office is:        Adresse du siege social:

    34 ALGONQUIN CRESCENT
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      (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
                       (Rue et numero ou numero de la R.R. et,
                 s'il s'agit d'un edifice a bureau, numero du bureau)

    AURORA                                                        /L/4/G/3/E/5/
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          (Name of Municipality or Post Office)                   (Postal Code)
       (Nom de la municipalite ou du bureau de poste)             (Code postal)

    AURORA
----------------------------------    in    -----------------------------------
  (Name of Municipality,          dans le/la       (County, District or
   Geographic Township)                            Regional Municipality)
(Nom de la municipalite,                       (Comte, district, municipalite
       du canton)                                        regionale)

3.  Number (or minimum and                      Nombre (ou nombres minimal
    maximum number) of                          et maximal)
    directors is:                               d'administrateurs:

                 MINIMUM OF THREE (3) AND MAXIMUM OF ELEVEN (11)

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4.  The first director(s) is/are:                Premier(s) administrateur(s):                    Resident
                                        Residence address, giving Street & No. or R.R. No.,       Canadian
  First name, initials and last name    Municipality and Postal Code                              State
 Prenom, initiales et nom de famille    Adresse personnelle, y compris la rue et le numero, le    Yes or No
                                        numero de la R.R., le nom de la municipalite et le code   Resident
                                        postal                                                    Canadien
                                                                                                  Oui/Non
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ROLAND NIMMO                            38 LANEWOOD DRIVE                                         YES
                                        AURORA, ONTARIO L4G 4T8

MARY T. MARASOVIC                       1379 HARMSWORTH SQUARE                                    YES
                                        OAKVILLE, ONTARIO L6H 3E7

THOMAS TAYLOR                           1230 ETOWAH ROAD                                          NO
                                        ROYAL OAK, MICHIGAN 48067
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5. Restrictions, if any, on business the corporation   Limites, s'il y a lieu, imposees aux activites commerciales
   may carry on or on powers the corporation           ou aux pouvoirs de la compagnie.
   may exercise.

             None

6. The classes and any maximum number of shares        Categories et nombre maximal, s'il y a lieu, d'actions que
   that the corporation is authorized to issue:        la compagnie est autorisee a emettre:

             The Corporation is authorized to issue an unlimited number of shares of one class.
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7. Rights, privileges, restrictions and conditions (if   Droits, privileges, restrictions et conditions, s'il y a lieu, any, attaching to each class of shares and directors  rattaches a chaque categorie d'actions et pouvoirs des
   authority with respect to any class of shares which   administrateurs relatifs a chaque categorie d'actions qui
   may be issued in series:                              peut etre emise en serie:

            None.
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8. The issue, transfer or ownership of shares is/is not       L'emission, le transfert ou la propriete d'actions est/n'est
   restricted and the restrictions (if any) are as follows:   pas restreinte. Les restrictions, s'il y a lieu, sont les
                                                              suivantes:

            No restrictions.
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9. Other provisions, if any, are:                       Autres dispositions, s'il y a lieu:

            None
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10. The names and addresses of the incorporators are       Full residence address or address of registered office or
    Nom et adresse des fondateurs                          of principal place of business giving street & No. or R.R.
    First name, initials and last name or corporate name   No., municipality and postal code
    Prenom, initiale et nom de famile ou denomination      Adresse personnelle au complet, adresse du siege social
    sociale                                                ou adresse de l'etablissement principal, y compris la rue
                                                           et le numero, le numero de la R.R., le nom de la
                                                           municipalite et le code postal
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             ROLAND NIMMO                                           38 LANEWOOD DRIVE
                                                                    AURORA, ONTARIO
                                                                    L4G 4T8

          MARY T. MARASOVIC                                         1379 HARMSWORTH SQUARE
                                                                    OAKVILLE, ONTARIO
                                                                    L6H 3E7

These articles are signed in duplicate.                     Les presents statuts sont signes en double exemplaire.
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                                           Signatures of incorporators
                                           (Signature des fondateurs)
/S/ R. NIMMO
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ROLAND NIMMO

/S/ M.T. MARASOVIC
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MARY T. MARASOVIC